SECRETARÍA DE ECONOMÍA

COORDINACION GENERAL DE MINERIA
DIRECCION GENERAL DE MINAS
DIRECCION DEL REGISTRO PUBLICO DE MINERIA
Y DERECHOS MINEROS
SUBDIRECCION DE REGISTRO PUBLICO DE MINERIA

3111

610.9
EXP : 322/2006

ASUNTO : Se devuelve documento presentado. (50900)

MEXICO, D.F. A 25 JUL. 2006

CERTIFICADO CON ACUSE DE RECIBO

"2006, Año del Bicentenario del natalicio del Benemèrito de las Americas, Don Benito Juárez Garcia"

SUNBURST MINING DE MEXICO, S.A. DE C.V.
A/C LIDIA IMELDA MORAILA ALVARADO
AV. DEL MAR NUM. 1022-5 ZONA COSTERA
C.P. 082149 MAZATLAN, SIN.

Adjunto al presente se le envia el original el documento que a continuación se describe, debidamente inscrito en esta subdirección:

Copia certificada de fecha 28 de diciembre del 2005, relativa al contrato de cesiòn de derechos celebrado el 18 de agosto del mismo año, por medio del cual MINERA RIO TINTO, S.A. DE C.V., cede en favor de su representada, los derechos derivados de las concesiones mineras denominadas: "SAN ANTONIO", titulo 204385, "AMPL. SAN ANTONIO", titulo 196127 y "SAN ANTONIO", titulo 222869, ubicadas en el municipio de Guazapares, Chih.

ATENTAMENTE
SUFRAGIO EFECTIVO, NO REELECCION
EL SUBDIRECTOR DEL REGISTRO PUBLICO DE MINERIA

LIC. MA. OLGA GALLARDO MONTOYA

200609RPM20201
UN ANEXO
MOGM*cds

C.c.p. Lic. Carlos Neyra Skidmore.- Director del Registro Pùblico de Mineria y Derechos Mineros.- Para su conocimiento.

CONTRATO PARA LA EXPLORACIÓN MINERA CON OPCIÓN A COMPRA DE LOS DERECHOS CONCESIONARIOS QUE CELEBRAN POR UNA PARTE EL C. ING. MARIO HUMBERTO AYUB TOUCHÉ EN SU CARÁCTER DE ADMINISTRADOR ÚNICO DE LA EMPRESA MINERA RÍO TINTO S.A. DE C.V., A QUIEN EN LO SUCESIVO SE LE DENOMINARÁ "MRT" Y POR LA OTRA PARTE EL C. RAFAEL FERNANDO ASTORGA HERNÁNDEZ, A QUIEN EN LO SUCESIVO SE DENOMINARÁ "EL CONCESIONARIO" MISMO QUE SUJETAN A LAS SIGUIENTES DECLARACIONES Y CLÁUSULAS.

D E C L A R A C I O N E S.-

DE "MRT"

1.- Manifiesta el Ingeniero Mario Ayub Touché, que el mismo es Administrador Único de la sociedad mercantil denominada "Minera Río Tinto, S.A. de C.V., la que fue constituida mediante escritura pública número 330, del volumen 16 de fecha primero de julio de mil novecientos noventa y cuatro, otorgada ante la fe del Licenciado Víctor Emilio Anchondo Paredes, Notario Público Número Veintinueve para este Distrito Judicial Morelos, misma que fue inscrita bajo el número 461, a folios 18 de libro 666 de la Sección Comercio del Registro Público de la Propiedad del Distrito Morelos, de fecha 14 de septiembre de mil novecientos noventa y cuatro. Manifestando que su representada tiene entre sus objeto el adquirir por solicitud o por cualquier otro titulo legal, minas, placeres, mantos o depósitos y yacimientos que contengan minerales; la enajenación por cualquier titulo así como la explotación de minas, placeres, mantos o depósitos y yacimientos que contengan minerales; celebrar contratos de cualquier naturaleza que se relacionen con fundos mineros; entre otros, por lo que se encuentra en aptitud de celebrar el presente instrumento, manifestando que las facultades con que comparece no le han sido revocadas ni modificadas en forma alguna.

2.- Que mediante carta de intención de fecha 18 de Noviembre del año 2003, le propuso a "EL CONCESIONARIO", la celebración de este instrumento para que su representada tuviera derecho de exploración con opción a compra sobre diversos fundos mineros de su propiedad ubicados en Guazapares, Chihuahua.

DE "EL CONCESIONARIO"

3.- Manifiesta que el mismo tiene Registro Federal de Contribuyentes AOHR-400812-BV9 y domicilio en Calle Uruguay Número 706 de esta ciudad de Chihuahua y que es titular de las concesiones mineras que a continuación se describen:

A) NOMBRE DE LA CONCESIÓN.................... "SAN ANTONIO "

No. EXPEDIENTE.................................... 99/2170

No. TÍTULO... 196863

B) NOMBRE DE LA CONCESIÓN.................... "SAN ANTONIO "

No. EXPEDIENTE...................................1/2.4/557

No. TÍTULO.. 204385

C) NOMBRE DE LA CONCESIÓN..................... "AMPLIACIÓN SAN ANTONIO "

No. EXPEDIENTE................................. 99/2177

No. TÍTULO.. 196127

4.- Continua manifestando que los derechos que tiene respecto de los títulos le permiten comparecer a la celebración de este instrumento ya que únicamente el señalado en el inciso A) de la declaración anterior tiene limitación al encontrarse gravado por el Fideicomiso Estatal para el Fomento de las Actividades Productivas en el Estado de Chihuahua, pero que con los mismos celebró convenio con fecha 21 de Enero del año en curso, a fin de que se estableciera que dicho organismo no hará llevará a cabo acción alguna que limite los derechos que otorga a "MRT" mediante este instrumento.

DE LAS PARTES

5.- Que en virtud de que han transcurrido los 60 días naturales a partir de la firma de la Carta de Intención de fecha 18 de Noviembre del año próximo pasado y se ha realizado la promoción del proyecto, han decidido celebrar el presente acuerdo, mismo que sujetan a las siguientes:

C L A U S U L A S

PRIMERA: LAS PARTES convienen en celebrar contrato de exploración minera con opción a compra respecto de los fundos mineros que han quedado precisados en la declaración 3 de este instrumento y que en obvio de repeticiones se tienen como si a la letra se insertasen.

SEGUNDA: En virtud de la celebración de este instrumento "EL CONCESIONARIO" se obliga para con "MRT" a permitirle el acceso libre a los lotes mineros amparados por las concesiones mineras listados en al declaración tercera del presente contrato para que pueda desarrollar los trabajos de exploración.

TERCERA: "MRT" en este acto entrega a "EL CONCESIONARIO" la cantidad de US $10,000.00 (Diez Mil Dólares Americanos), en concepto de formalización del **presente Contrato de Exploración con Opción a Compra, mediante cheque número 0004614, de la Cuenta Número 00118494192 a cargo de la Institución Bancaria denominada BBVA-BANCOMER. Mas el importe del impuesto al valor agregado correspondiente en cheque número 223, de la cuenta 105085349 cargo de la misma Institución bancaria.**

CUARTA: "MRT" se obliga a cubrir a "EL CONCESIONARIO" los pagos que a continuación se señalan:

US $ 20,000.00 (Veinte Mil Dólares) al primer aniversario de la Fecha de Firma de este instrumento.

US $ 30,000.00 (Treinta Mil Dólares) al segundo aniversario de la Fecha de Firma de este instrumento.

US $ 40,000.00 (Cuarenta Mil Dólares) al tercer aniversario de la Fecha de Firma de este instrumento.

US $ 50,000.00 (Cincuenta Mil Dólares Americanos) al cuarto aniversario de la Fecha de Firma de este instrumento .

US $ 500,000.00 (Quinientos Mil Dólares) para ejercer la opción en el quinto año / aniversario.

Ambas partes convienen que la factura que EL CONCESIONARIO expida a MRT será aquella que contenga el Impuesto al Valor Agregado y demás requisitos para dar cabal cumplimiento a las leyes fiscales aplicables.

Como contraprestación adicional para EL CONCESIONARIO, MRT se compromete a pagarle el 2% (dos por ciento) por concepto de Regalías sobre Liquidaciones netas de ventas(RSLN) las cuales se calcularán y pagaran de conformidad al mecanismo que se estipula en el ANEXO de este contrato.

QUINTA: Si "MRT" decide ejercer su opción de compra en forma anticipada, no tendrá obligación de hacer los pagos anuales que siguieran o estuvieran pendientes en el calendario de pagos a que se refiere la cláusula que antecede, sino que hará un único pago por la suma de US $500,000.00 (Quinientos Mil Dólares Americanos).

SEXTA: "MRT" podrá designar libremente a otra persona moral como beneficiaria del Contrato de Exploración con Opción a Compra; en otras palabras, los derechos y obligaciones estipulados en la presente carta para "MRT" serán transferibles.

SÉPTIMA: "MRT", u otra persona moral designada por ésta, a partir de esta fecha se obligan a mantener vigentes las concesiones, pagando los derechos semestrales, realizando las comprobaciones de obras, dando cumplimiento a requerimientos que pudieran llegar por parte de la Dirección de Minas o de autoridades fiscales, etcétera.

OCTAVA: "EL CONCESIONARIO" se obliga a proporcionar a "MRT" los comprobaciones de trabajos de exploración o explotación que tuviera en su poder, y los cerificados de vigencia de LOS LOTES. MRT, a partir de la fecha de firma y ratificación del presente contrato, se hará los trabajos de exploración suficiente para mantener vigente LOS LOTES entregando al CONCESIONARIO los comprobantes de gastos para hacer las comprobaciones de trabajos futuros en caso de ser requeridos por la Ley Minera. Asimismo, usted deberá mantener las concesiones libres de gravámenes durante la vigencia del Contrato de Exploración con Opción a Compra –a excepción del gravamen a favor del Fideicomiso Estatal para el Fomento de las Actividades Productivas en el Estado de Chihuahua, mismo que aparece señalado en el numeral 4 de las declaraciones de este instrumento. De igual manera "EL CONCESIONARIO se obliga a cubrir cualquier pago de derechos, respecto de los fundos mineros que se dan para exploración, que tuviere pendiente a la firma de este contrato. A partir de la suscripción de este instrumento se estará a lo señalado en la cláusula que antecede.

NOVENA: "MRT" se obliga para con "EL CONCESIONARIO" a hacer entrega de reportes o información obtenida en el curso de la exploración, información geológica, análisis de laboratorio, reportes técnico-mineros, etc, en caso de que la primera de las señaladas no ejerciera la opción de compra. Lo mismo sucederá en caso de que "MRT" ceda los derechos que le da este contrato a otra persona moral.

DÉCIMA: "MRT", u otra persona moral designada por ésta, a partir de la fecha de suscripción de este instrumento se obliga a obtener permisos necesarios, dar cumplimiento y observar disposiciones legales y administrativas de carácter ecológico, que procedan, las que serán cubierta por la misma, sin que por ello pueda aducir reducción en los pagos o compensación alguna a "EL CONCESIONARIO".

DÉCIMA PRIMERA: LAS PARTES convienen en que si "MRT" o la persona moral designada por ésta como beneficiaria del contrato, no llegara a ejercitar su opción de compra respecto a las concesiones de los fundos mineros motivo de este contrato, las mismas serán devueltas de inmediato libres de cualquier gravamen, carga o contingencia, a excepción del o los gravámenes que las concesiones reportan a la fecha de firma de este instrumento. De igual manera deberán ser restituidas al corriente en el cumplimiento de sus obligaciones mineras y fiscales, de no ser así "EL CONCESIONARIO" podrá requerir de pago a "MRT".

DÉCIMA SEGUNDA: "EL CONCESIONARIO" tendrá el derecho de explotar LOS LOTES en forma limitada, hasta un máximo de 50 toneladas diarias durante la vigencia de la opción, pero solo hasta que "MRT" ejerza la misma. En caso de que "MRT" ejerza esta opción en forma anticipada, "EL CONCESIONARIO" tendrá el derecho de continuar con la explotación de LOS LOTES por un período máximo de seis meses a partir de la fecha en que reciba el pago final consignado en la cláusula quinta de esta opción.

DÉCIMA TERCERA: FUEZA MAYOR. El cumplimiento de las responsabilidades derivadas de este contrato puede cesar temporalmente debido a caso fortuito o fuerza mayor, por razones completamente ajenas a la voluntad de ambas partes, como puede ser huelga, guerras, disturbios, imposibilidad de acceso a LOS LOTES por causas naturales o por ordenes de gobierno, entre otras. Tales causas deberán informarse por escrito a EL CONCESIONARIO.

DÉCIMA CUARTA: Para todo lo relativo a las obligaciones, derechos y notificaciones y cumplimiento de las obligaciones que se deriven del presente contrato, LAS PARTES señalan como sus domicilios, los siguientes:

EL CONCESIONARIO	Calle República de Uruguay Número 706 Colonia Panamericana Chihuahua, Chihuahua. 31200
MRT	Calle Pascual Orozco Número 2117

Colonia La Cima
Chihuahua, Chihuahua. 31310

DÉCIMA QUINTA: Para la interpretación y cumplimiento del presente contrato así como para cualquier acción que del mismo derive, las partes se someten expresamente a la competencia y jurisdicción de los Tribunales del fuero común de la Ciudad de Chihuahua, con independencia de la que pudiera corresponderles en razón de sus domicilios presentes o futuros.

Las partes firman el presente contrato en la Ciudad de Chihuahua, Chihuahua, siendo los quince días del mes de Enero del año Dos Mil Cuatro.

MINERA RÍO TINTO, S.A. DE C.V.
ING. MARIO HUMBERTO AYUB TOUCHÉ
ADMINISTRADOR ÚNICO.

RAFAEL ASTORGA HERNÁNDEZ

TESTIGOS

Manuel Flores Carrillo
Misión de Chinipas#6121

Mariza Alarcón Barragán
Miguel Schultz#3516

GENERALES

INGENIERO MARIO HUMBERTO AYUB TOUCHÉ quien por sus generales manifiesta ser mexicano, originario de esta Ciudad de Chihuahua, Chihuahua, en donde nació el día doce de septiembre de mil novecientos cincuenta y tres, casado, comerciante con domicilio en Calle Misión de San Antonio Número dos mil treinta y seis de esta ciudad.

RAFAEL FERNANDO ASTORGA HERNÁNDEZ quien por sus generales manifiesta ser mexicano, originario de Guazapares, Chihuahua, en donde nació el día doce de agosto de mil novecientos cuarenta, casado, minero con domicilio en Calle Republica de Uruguay Número Setecientos seis de esta ciudad.